Exhibit 24

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Officer and / or Director of Protective Life Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints RICHARD J. BIELEN, DEBORAH J. LONG AND STEVEN G. WALKER, or any of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the registration under the Act on an unallocated basis of the Company’s securities, including senior debt, subordinated debt, common, preferred, or hybrid, including convertible, securities of the Company; stock purchase contracts and warrants to purchase debt or equity securities of the Company; preferred securities of PLC Capital Trust VI, PLC Capital Trust VII and PLC Capital Trust VIII, each a statutory trust established under the laws of the State of Delaware (collectively, the “PLC Trusts”), and related guarantees or back-up undertakings thereof by the Company; and units representing one or more types of the aforesaid securities of the Company and/or the PLC Trusts, including specifically but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Officer and / or Director of the Company to one or more registration statements on Form S-3 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable (including any registration statement filed pursuant to Rule 462 under the Act), to be filed with the Commission in respect of said securities, to any and all amendments thereto, and all post-effective amendments and supplements to any such registration statements, and to any instruments or documents filed as part of or in connection with any such registration statements or any such amendments or supplements thereto; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 29th day of June, 2011.

WITNESS:

/s/ Nancy Kane
Nancy Kane

/s/ John D. Johns
John D. Johns
(President, Chief Executive Officer and Chairman of the Board)

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Officer and / or Director of Protective Life Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints RICHARD J. BIELEN, DEBORAH J. LONG AND STEVEN G. WALKER, or any of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the registration under the Act on an unallocated basis of the Company’s securities, including senior debt, subordinated debt, common, preferred, or hybrid, including convertible, securities of the Company; stock purchase contracts and warrants to purchase debt or equity securities of the Company; preferred securities of PLC Capital Trust VI, PLC Capital Trust VII and PLC Capital Trust VIII, each a statutory trust established under the laws of the State of Delaware (collectively, the “PLC Trusts”), and related guarantees or back-up undertakings thereof by the Company; and units representing one or more types of the aforesaid securities of the Company and/or the PLC Trusts, including specifically but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Officer and / or Director of the Company to one or more registration statements on Form S-3 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable (including any registration statement filed pursuant to Rule 462 under the Act), to be filed with the Commission in respect of said securities, to any and all amendments thereto, and all post-effective amendments and supplements to any such registration statements, and to any instruments or documents filed as part of or in connection with any such registration statements or any such amendments or supplements thereto; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 29th day of June, 2011.

WITNESS:

/s/ Nancy Kane
Nancy Kane

/s/ Robert O. Burton
Robert O. Burton
(Director)

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Officer and / or Director of Protective Life Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints RICHARD J. BIELEN, DEBORAH J. LONG AND STEVEN G. WALKER, or any of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the registration under the Act on an unallocated basis of the Company’s securities, including senior debt, subordinated debt, common, preferred, or hybrid, including convertible, securities of the Company; stock purchase contracts and warrants to purchase debt or equity securities of the Company; preferred securities of PLC Capital Trust VI, PLC Capital Trust VII and PLC Capital Trust VIII, each a statutory trust established under the laws of the State of Delaware (collectively, the “PLC Trusts”), and related guarantees or back-up undertakings thereof by the Company; and units representing one or more types of the aforesaid securities of the Company and/or the PLC Trusts, including specifically but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Officer and / or Director of the Company to one or more registration statements on Form S-3 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable (including any registration statement filed pursuant to Rule 462 under the Act), to be filed with the Commission in respect of said securities, to any and all amendments thereto, and all post-effective amendments and supplements to any such registration statements, and to any instruments or documents filed as part of or in connection with any such registration statements or any such amendments or supplements thereto; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 29th day of June, 2011.

WITNESS:

/s/ Nancy Kane
Nancy Kane

/s/ Elaine L. Chao
Elaine L. Chao
(Director)

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Officer and / or Director of Protective Life Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints RICHARD J. BIELEN, DEBORAH J. LONG AND STEVEN G. WALKER, or any of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the registration under the Act on an unallocated basis of the Company’s securities, including senior debt, subordinated debt, common, preferred, or hybrid, including convertible, securities of the Company; stock purchase contracts and warrants to purchase debt or equity securities of the Company; preferred securities of PLC Capital Trust VI, PLC Capital Trust VII and PLC Capital Trust VIII, each a statutory trust established under the laws of the State of Delaware (collectively, the “PLC Trusts”), and related guarantees or back-up undertakings thereof by the Company; and units representing one or more types of the aforesaid securities of the Company and/or the PLC Trusts, including specifically but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Officer and / or Director of the Company to one or more registration statements on Form S-3 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable (including any registration statement filed pursuant to Rule 462 under the Act), to be filed with the Commission in respect of said securities, to any and all amendments thereto, and all post-effective amendments and supplements to any such registration statements, and to any instruments or documents filed as part of or in connection with any such registration statements or any such amendments or supplements thereto; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 29th day of June, 2011.

WITNESS:

/s/ Nancy Kane
Nancy Kane

/s/ Thomas L. Hamby
Thomas L. Hamby
(Director)

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Officer and / or Director of Protective Life Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints RICHARD J. BIELEN, DEBORAH J. LONG AND STEVEN G. WALKER, or any of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the registration under the Act on an unallocated basis of the Company’s securities, including senior debt, subordinated debt, common, preferred, or hybrid, including convertible, securities of the Company; stock purchase contracts and warrants to purchase debt or equity securities of the Company; preferred securities of PLC Capital Trust VI, PLC Capital Trust VII and PLC Capital Trust VIII, each a statutory trust established under the laws of the State of Delaware (collectively, the “PLC Trusts”), and related guarantees or back-up undertakings thereof by the Company; and units representing one or more types of the aforesaid securities of the Company and/or the PLC Trusts, including specifically but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Officer and / or Director of the Company to one or more registration statements on Form S-3 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable (including any registration statement filed pursuant to Rule 462 under the Act), to be filed with the Commission in respect of said securities, to any and all amendments thereto, and all post-effective amendments and supplements to any such registration statements, and to any instruments or documents filed as part of or in connection with any such registration statements or any such amendments or supplements thereto; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 29th day of June, 2011.

WITNESS:

/s/ Nancy Kane
Nancy Kane

/s/ Vanessa Leonard
Vanessa Leonard
(Director)

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Officer and / or Director of Protective Life Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints RICHARD J. BIELEN, DEBORAH J. LONG AND STEVEN G. WALKER, or any of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the registration under the Act on an unallocated basis of the Company’s securities, including senior debt, subordinated debt, common, preferred, or hybrid, including convertible, securities of the Company; stock purchase contracts and warrants to purchase debt or equity securities of the Company; preferred securities of PLC Capital Trust VI, PLC Capital Trust VII and PLC Capital Trust VIII, each a statutory trust established under the laws of the State of Delaware (collectively, the “PLC Trusts”), and related guarantees or back-up undertakings thereof by the Company; and units representing one or more types of the aforesaid securities of the Company and/or the PLC Trusts, including specifically but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Officer and / or Director of the Company to one or more registration statements on Form S-3 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable (including any registration statement filed pursuant to Rule 462 under the Act), to be filed with the Commission in respect of said securities, to any and all amendments thereto, and all post-effective amendments and supplements to any such registration statements, and to any instruments or documents filed as part of or in connection with any such registration statements or any such amendments or supplements thereto; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 29th day of June, 2011.

WITNESS:

/s/ Nancy Kane
Nancy Kane

/s/ Charles D. McCrary
Charles D. McCrary
(Director)

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Officer and / or Director of Protective Life Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints RICHARD J. BIELEN, DEBORAH J. LONG AND STEVEN G. WALKER, or any of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the registration under the Act on an unallocated basis of the Company’s securities, including senior debt, subordinated debt, common, preferred, or hybrid, including convertible, securities of the Company; stock purchase contracts and warrants to purchase debt or equity securities of the Company; preferred securities of PLC Capital Trust VI, PLC Capital Trust VII and PLC Capital Trust VIII, each a statutory trust established under the laws of the State of Delaware (collectively, the “PLC Trusts”), and related guarantees or back-up undertakings thereof by the Company; and units representing one or more types of the aforesaid securities of the Company and/or the PLC Trusts, including specifically but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Officer and / or Director of the Company to one or more registration statements on Form S-3 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable (including any registration statement filed pursuant to Rule 462 under the Act), to be filed with the Commission in respect of said securities, to any and all amendments thereto, and all post-effective amendments and supplements to any such registration statements, and to any instruments or documents filed as part of or in connection with any such registration statements or any such amendments or supplements thereto; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 29th day of June, 2011.

WITNESS:

/s/ Nancy Kane
Nancy Kane

/s/ John J. McMahon, Jr.
John J. McMahon, Jr.
(Director)

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Officer and / or Director of Protective Life Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints RICHARD J. BIELEN, DEBORAH J. LONG AND STEVEN G. WALKER, or any of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the registration under the Act on an unallocated basis of the Company’s securities, including senior debt, subordinated debt, common, preferred, or hybrid, including convertible, securities of the Company; stock purchase contracts and warrants to purchase debt or equity securities of the Company; preferred securities of PLC Capital Trust VI, PLC Capital Trust VII and PLC Capital Trust VIII, each a statutory trust established under the laws of the State of Delaware (collectively, the “PLC Trusts”), and related guarantees or back-up undertakings thereof by the Company; and units representing one or more types of the aforesaid securities of the Company and/or the PLC Trusts, including specifically but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Officer and / or Director of the Company to one or more registration statements on Form S-3 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable (including any registration statement filed pursuant to Rule 462 under the Act), to be filed with the Commission in respect of said securities, to any and all amendments thereto, and all post-effective amendments and supplements to any such registration statements, and to any instruments or documents filed as part of or in connection with any such registration statements or any such amendments or supplements thereto; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 29th day of June, 2011.

WITNESS:

/s/ Nancy Kane
Nancy Kane

/s/ Hans H. Miller
Hans H. Miller
(Director)

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Officer and / or Director of Protective Life Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints RICHARD J. BIELEN, DEBORAH J. LONG AND STEVEN G. WALKER, or any of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the registration under the Act on an unallocated basis of the Company’s securities, including senior debt, subordinated debt, common, preferred, or hybrid, including convertible, securities of the Company; stock purchase contracts and warrants to purchase debt or equity securities of the Company; preferred securities of PLC Capital Trust VI, PLC Capital Trust VII and PLC Capital Trust VIII, each a statutory trust established under the laws of the State of Delaware (collectively, the “PLC Trusts”), and related guarantees or back-up undertakings thereof by the Company; and units representing one or more types of the aforesaid securities of the Company and/or the PLC Trusts, including specifically but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Officer and / or Director of the Company to one or more registration statements on Form S-3 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable (including any registration statement filed pursuant to Rule 462 under the Act), to be filed with the Commission in respect of said securities, to any and all amendments thereto, and all post-effective amendments and supplements to any such registration statements, and to any instruments or documents filed as part of or in connection with any such registration statements or any such amendments or supplements thereto; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 29th day of June, 2011.

WITNESS:

/s/ Nancy Kane
Nancy Kane

/s/ Malcom Portera
Malcolm Portera
(Director)

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Officer and / or Director of Protective Life Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints RICHARD J. BIELEN, DEBORAH J. LONG AND STEVEN G. WALKER, or any of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the registration under the Act on an unallocated basis of the Company’s securities, including senior debt, subordinated debt, common, preferred, or hybrid, including convertible, securities of the Company; stock purchase contracts and warrants to purchase debt or equity securities of the Company; preferred securities of PLC Capital Trust VI, PLC Capital Trust VII and PLC Capital Trust VIII, each a statutory trust established under the laws of the State of Delaware (collectively, the “PLC Trusts”), and related guarantees or back-up undertakings thereof by the Company; and units representing one or more types of the aforesaid securities of the Company and/or the PLC Trusts, including specifically but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Officer and / or Director of the Company to one or more registration statements on Form S-3 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable (including any registration statement filed pursuant to Rule 462 under the Act), to be filed with the Commission in respect of said securities, to any and all amendments thereto, and all post-effective amendments and supplements to any such registration statements, and to any instruments or documents filed as part of or in connection with any such registration statements or any such amendments or supplements thereto; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 29th day of June, 2011.

WITNESS:

/s/ Nancy Kane
Nancy Kane

/s/ C. Dowd Ritter
C. Dowd Ritter
(Director)

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Officer and / or Director of Protective Life Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints RICHARD J. BIELEN, DEBORAH J. LONG AND STEVEN G. WALKER, or any of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the registration under the Act on an unallocated basis of the Company’s securities, including senior debt, subordinated debt, common, preferred, or hybrid, including convertible, securities of the Company; stock purchase contracts and warrants to purchase debt or equity securities of the Company; preferred securities of PLC Capital Trust VI, PLC Capital Trust VII and PLC Capital Trust VIII, each a statutory trust established under the laws of the State of Delaware (collectively, the “PLC Trusts”), and related guarantees or back-up undertakings thereof by the Company; and units representing one or more types of the aforesaid securities of the Company and/or the PLC Trusts, including specifically but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Officer and / or Director of the Company to one or more registration statements on Form S-3 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable (including any registration statement filed pursuant to Rule 462 under the Act), to be filed with the Commission in respect of said securities, to any and all amendments thereto, and all post-effective amendments and supplements to any such registration statements, and to any instruments or documents filed as part of or in connection with any such registration statements or any such amendments or supplements thereto; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 29th day of June, 2011.

WITNESS:

/s/ Nancy Kane
Nancy Kane

/s/ Jesse J. Spikes
Jesse J. Spikes
(Director)

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Officer and / or Director of Protective Life Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints RICHARD J. BIELEN, DEBORAH J. LONG AND STEVEN G. WALKER, or any of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the registration under the Act on an unallocated basis of the Company’s securities, including senior debt, subordinated debt, common, preferred, or hybrid, including convertible, securities of the Company; stock purchase contracts and warrants to purchase debt or equity securities of the Company; preferred securities of PLC Capital Trust VI, PLC Capital Trust VII and PLC Capital Trust VIII, each a statutory trust established under the laws of the State of Delaware (collectively, the “PLC Trusts”), and related guarantees or back-up undertakings thereof by the Company; and units representing one or more types of the aforesaid securities of the Company and/or the PLC Trusts, including specifically but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Officer and / or Director of the Company to one or more registration statements on Form S-3 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable (including any registration statement filed pursuant to Rule 462 under the Act), to be filed with the Commission in respect of said securities, to any and all amendments thereto, and all post-effective amendments and supplements to any such registration statements, and to any instruments or documents filed as part of or in connection with any such registration statements or any such amendments or supplements thereto; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 29th day of June, 2011.

WITNESS:

/s/ Nancy Kane
Nancy Kane

/s/ William A. Terry
William A. Terry
(Director)

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Officer and / or Director of Protective Life Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints RICHARD J. BIELEN, DEBORAH J. LONG AND STEVEN G. WALKER, or any of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the registration under the Act on an unallocated basis of the Company’s securities, including senior debt, subordinated debt, common, preferred, or hybrid, including convertible, securities of the Company; stock purchase contracts and warrants to purchase debt or equity securities of the Company; preferred securities of PLC Capital Trust VI, PLC Capital Trust VII and PLC Capital Trust VIII, each a statutory trust established under the laws of the State of Delaware (collectively, the “PLC Trusts”), and related guarantees or back-up undertakings thereof by the Company; and units representing one or more types of the aforesaid securities of the Company and/or the PLC Trusts, including specifically but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Officer and / or Director of the Company to one or more registration statements on Form S-3 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable (including any registration statement filed pursuant to Rule 462 under the Act), to be filed with the Commission in respect of said securities, to any and all amendments thereto, and all post-effective amendments and supplements to any such registration statements, and to any instruments or documents filed as part of or in connection with any such registration statements or any such amendments or supplements thereto; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 29th day of June, 2011.

WITNESS:

/s/ Nancy Kane
Nancy Kane

/s/ W. Michael Warren, Jr.
W. Michael Warren, Jr.
(Director)

PROTECTIVE LIFE CORPORATION

2801 Highway 280 South

Birmingham, Alabama 35223

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Officer and / or Director of Protective Life Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints RICHARD J. BIELEN, DEBORAH J. LONG AND STEVEN G. WALKER, or any of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the registration under the Act on an unallocated basis of the Company’s securities, including senior debt, subordinated debt, common, preferred, or hybrid, including convertible, securities of the Company; stock purchase contracts and warrants to purchase debt or equity securities of the Company; preferred securities of PLC Capital Trust VI, PLC Capital Trust VII and PLC Capital Trust VIII, each a statutory trust established under the laws of the State of Delaware (collectively, the “PLC Trusts”), and related guarantees or back-up undertakings thereof by the Company; and units representing one or more types of the aforesaid securities of the Company and/or the PLC Trusts, including specifically but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Officer and / or Director of the Company to one or more registration statements on Form S-3 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable (including any registration statement filed pursuant to Rule 462 under the Act), to be filed with the Commission in respect of said securities, to any and all amendments thereto, and all post-effective amendments and supplements to any such registration statements, and to any instruments or documents filed as part of or in connection with any such registration statements or any such amendments or supplements thereto; granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 29th day of June, 2011.

WITNESS:

/s/ Nancy Kane
Nancy Kane

/s/ Vanessa Wilson
Vanessa Wilson
(Director)